FORM OF

SCHEDULE A

TO

ADMINISTRATIVE SERVICES AGREEMENT

EAGLE CAPITAL APPRECIATION FUND
EAGLE GROWTH AND INCOME FUND
EAGLE SERIES TRUST

The following classes of each Series of the above-reference Trusts currently are subject to this Agreement:

Eagle Capital Appreciation Fund:

     Class A

     Class C

     Class I

     Class R3

     Class R5

Eagle Growth and Income Fund:

     Class A

     Class C

     Class I

     Class R3

     Class R5

Eagle Series Trust

     Eagle Intermediate Conservative Bond Fund:

Class A
Class C
Class I
Class R3
Class R5

     Eagle International Equity Fund:

Class A
Class C
Class I
Class R3
Class R5

     Eagle Large Cap Core Fund:

Class A
Class C
Class I
Class R3
Class R5

     Eagle Mid Cap Growth Fund:

Class A
Class C
Class I
Class R3
Class R5

     Eagle Mid Cap Stock Fund:

Class A
Class C
Class I
Class R3
Class R5

     Eagle Small Cap Core Value Fund:

Class A
Class C
Class I
Class R3
Class R5

     Eagle Small Cap Growth Fund:

Class A
Class C
Class I
Class R3
Class R5

Date: August __, 2009

2